INVESTMENT AGREEMENT


     This Investment Agreement (the "Agreement"), dated as of June 20, 1997, is made among Hadron, Inc., a New York Corporation ("Hadron"), and S. Amber Gordon, George E. Fowler, Donald E. Jewell, Donald E. Ziegler and Robert J. Lynch, Jr. (collectively the "Investors").


     WHEREAS, each of the Investors is either an executive officer or director of Hadron.

     WHEREAS, Hadron is entering into a Line of Credit Agreement with Century National Bank ("Lender") whereby Lender will provide to Hadron on the terms set forth in such agreement, including the personal guarantee of C.W. Gilluly (Hadron's Chairman and Chief Executive Officer), a line of credit of up to $800,000 (the "Loan").

     WHEREAS, the Lender and Hadron negotiated the balance of the Loan with the understanding that the Loan proceeds would be used to pay in full Hadron's indebtedness to C.W. Gilluly in the amount of $225,000.00 under the terms of the Third Amended and Restated Convertible Promissory Note dated April 21, 1997 (the "Gilluly Note") and they contemplated that the balance of the Loan proceeds would provide Hadron sufficient working capital and capital for business development for the immediate future.

     WHEREAS, Hadron is currently indebted to the law firm of Bracewell & Patterson in the approximate amount of $288,000.00 under the terms of a November 1, 1996 promissory note in the original amount of $379,937.75 (the "Bracewell Note").

     WHEREAS, upon learning of the Loan and the additional capital to be provided to Hadron thereby (net of payment of the Gilluly Note), Bracewell & Patterson demanded that the Company pay to it all amounts outstanding under the Bracewell Note.

     WHEREAS, Hadron has agreed to pay and Bracewell & Patterson has agreed to accept $250,000.00 in full satisfaction of the Bracewell Note.

     WHEREAS, payment of the Bracewell Note will reduce the balance of new capital available to Hadron from the Loan proceeds to a level below that deemed desirable by the Lender and Hadron to meet Hadron's immediate need for additional capital.

     WHEREAS, the Investors have agreed to provide Hadron at least $120,000.00 of additional capital on the terms set forth herein to offset in part the reduction of the Loan proceeds available to Hadron as a consequence of payment of the Bracewell Note.


     NOW THEREFORE, in consideration of the foregoing and the representations and agreements herein contained, the parties hereto agree as follows:

1. Hadron agrees to issue to each of the Investors at or prior to the closing of the Loan a two (2) year promissory note in the form attached as Exhibit A hereto in the amount set forth next to each Investor's name under the heading "Investment" on Schedule 1 to this Agreement. Each promissory note, among other things:

     a) shall bear interest at the rate of ten percent (10%) per annum compounded quarterly;

     b) shall provide that the principal thereof be convertible until all principal due thereunder is paid, at the respective Investor's option, into fully paid and non-assessable, restricted shares of Hadron's common stock, par value $0.02 per share (the "Common Stock"), on the basis of $0.60 per share, which value the Board of Directors of Hadron determined to be the fair market value of one restricted share of Hadron; common stock as of June 12, 1997 (the date on which the Hadron Board of Directors approved in substance this Agreement);

     c)   may be prepaid by Hadron in full or part prior to maturity;

     d) shall provide for the issuance to the respective Investor of a warrant to acquire Common Stock (in the form of warrant attached as Exhibit B hereto) upon payment by Hadron of the principal due thereunder, and

     e) shall be subordinate and junior in right of payment in all respects to the Loan;

all on such terms as set forth in the form of promissory note attached as Exhibit A hereto.

2. Each Investor agrees to pay to Hadron in same day funds, simultaneously with Hadron's issuance of the promissory note to such Investor pursuant to paragraph 1 above, the amount set forth next to each Investor's name under the heading "Investment" on Schedule 1 to this Agreement.

3. Each Investor represents and warrants, severally and not jointly, that:

     (a) the Investor understands that the promissory note to be issued to such Investor by Hadron pursuant to paragraph 1 above (the "Note"), the warrant to which such Investor may be entitled upon non-payment of amounts due under the note at maturity (the "Warrant") and the Common Stock to which Investor may be entitled upon conversion of the Note or upon exercise of the Warrant (collectively, the "Securities") will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws,

     (b) the Securities to be acquired by such Investor pursuant to this Agreement will be acquired by such Investor for such Investor's own account, not as a nominee or agent, and without a view to resale or other distribution within the meaning of the Securities Act and the rules and regulations thereunder, and that such Investor will not distribute any of the Securities in violation of the Securities Act,

     (c) such Investor (i) acknowledges that the Securities acquired by such Investor pursuant to this Agreement must be held indefinitely by such Investor unless subsequently registered under the Securities Act or an exemption from registration is available, (ii) is aware that any routine sales of Securities made pursuant to Rule 144 under the Securities Act may be made only in limited amounts and in accordance with the terms and conditions of that Rule and that in such cases where the Rule is not applicable, compliance with some other registration exemption will be required, and (iii) is aware that Rule 144 is not currently available for use by such Investor for resale of any of the Securities to be acquired by such Investor pursuant to this Agreement,

     (d) such Investor has such knowledge and experience in financial and business matters such that such Investor is capable of evaluating the merits and risks of such Investor's investment in any of the Securities to be acquired by such Investor pursuant to this Agreement,

     (e) such Investor, through his or her position as an officer or director of Hadron, has access to information concerning the operations and prospects of Hadron sufficient to make a reasonable and informed investment decision with respect to the Securities,

     (f) such Investor agrees that such Investor will not sell or otherwise transfer or dispose of Securities or any interest therein unless such Securities have been registered under the Securities Act or may be sold or transferred in reliance on an exemption from such registration, and

     (g) such Investor agrees that the certificates or instruments representing the Securities to be acquired by Investor pursuant to this Agreement may contain a restrictive legend noting the restrictions on transfer described herein and required by federal and applicable state securities laws, and that appropriate "stop-transfer" instructions may be given to Hadron's transfer agent, if any, provided that this paragraph (g) shall no longer be applicable to any Securities following their transfer pursuant to a registration statement effective under the Securities Act or in compliance with Rule 144 or if an opinion of counsel reasonably satisfactory to Hadron is to the effect that transfer restrictions and the legend referred to herein are no longer required in order to establish compliance with any provisions of the Securities Act.

4. Hadron (a) agrees at all times to reserve and keep available from its authorized common stock, solely for issuance and delivery upon conversion of the Note or exercise of the Warrant by any or all of the Investors, a sufficient number of shares of Common Stock to permit the full conversion of the Note and the full exercise of the Warrant by any or all of the Investors, and (b) agrees to take such corporate action and obtain all authorizations and approvals as may be necessary in order that Hadron may validly and legally issue to the Investors upon conversion of the Note or exercise of the Warrant by any or all of the Investors, fully paid and non-assessable shares of Common Stock at the prices determined in accordance with the Note and the Warrant held by each Investor.

5. This Agreement and the relationship between the parties shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

HADRON, INC.                       INVESTORS:



By: /S/ C.W. Gilluly               /S/ AMBER GORDON
_____________________________      _____________________________
     C.W. Gilluly, Ed.D.           S. Amber Gordon
     Chairman and
     Chief Executive Officer
                                   /S/ ROBERT J. LYNCH, JR.
                                   _____________________________
                                   Robert J. Lynch, Jr.


                                   /S/ GEORGE E. FOWLER
                                   _____________________________
                                   George E. Fowler


                                   /S/ DONALD E. JEWELL
                                   _____________________________
                                   Donald E. Jewell


                                   /S/ DONALD E. ZIEGLER
                                   _____________________________
                                   Donald E. Ziegler

                                                     SCHEDULE 1




INVESTOR                           INVESTMENT


S. Amber Gordon                    $24,000

Robert J. Lynch, Jr.               $24,000

George E. Fowler                   $24,000

Donald E. Jewell                   $24,000

Donald E. Ziegler                  $24,000


                                                            EXHIBIT A


                     FORM OF PROMISSORY NOTE

THIS NOTE, THE SHARES OF COMMON STOCK, PAR VALUE $0.02 PER SHARE, OF HADRON, INC. INTO WHICH THIS NOTE IS CONVERTIBLE AND THE WARRANT WHICH MAY BE ISSUED PURSUANT TO THE TERMS OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR A VALID EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS



                           FORM OF
                   CONVERTIBLE PROMISSORY NOTE




$24,000.00                    ALEXANDRIA, VIRGINIA          June 20, 1997

     FOR VALUE RECEIVED, HADRON, INC, a New York corporation ("Hadron") hereby promises to pay to the order ___________________ ("Payee"), at 1163 Old Gate Court, McLean, Virginia 22102, or at such other place as may be designated by Payee, the principal sum of TWENTY FOUR THOUSAND DOLLARS ($24,000.00), together with interest from the date hereof until maturity at the rate of ten percent (10%) per annum, compounded quarterly.



1. Interest on the unpaid principal balance of this note shall be due and payable quarterly as it accrues, the first such payment of accrued interest being due and payable on or before September 20, 1997, and successive payments of accrued interest being due and payable on or before the 20th day of each succeeding December, March, June and September thereafter until the entire principal balance of this note, together with all accrued but unpaid interest thereon, shall be paid in full. The principal balance of this note, together with all accrued but unpaid interest thereon, shall be due and payable on June 20, 1999 (the "Maturity Date").

2. (a) At any time prior to the payment in full of all amounts, principal and interest, due under this note, whether before or after the date such amounts are due hereunder, the outstanding principal amount of this note may, at the option of Payee, be converted into fully paid and non-assessable, restricted shares ("Hadron Shares") of the common stock, par value $0.02 per share, of Hadron, Inc. ("Hadron Common Stock"). The number of Hadron Shares into which this note shall be convertible shall be determined by dividing the total principal then outstanding by the Conversion Price as hereinafter defined in accordance with this Section 2.

     (b) In the event Payee elects to convert this note to Hadron Shares, Payee shall deliver to Hadron written notice of Payee's election to convert this note into Hadron Shares in accordance with the terms hereof; and upon the delivery of such notice, and the surrender of this note to Hadron, Hadron shall promptly thereafter issue and deliver to Payee a certificate or certificates for the number of full Hadron Shares issuable upon the conversion of this note and cash as hereinafter provided in respect of any fraction of a Hadron Share issuable upon such conversion. Such conversion shall be deemed to have been effected as of the date Payee delivers notice of Payee's election to convert ("Conversion Date"); provided, however, that Payee shall not deliver notice of Payee's election to convert this note within ten (10) trading days prior to a date on which Hadron is required to make any filing with the United States Securities and Exchange Commission. As of the Conversion Date, the rights of Payee as holder of this note shall cease with respect to this note and the person in whose name any certificate for Hadron Shares is issued shall be deemed to have become the holder of record of the Hadron Shares represented thereby. Any and all notices to be given by Payee hereunder shall be in writing and delivered by hand or mailed, postage prepaid, by certified or registered U.S. mail, return receipt requested, to Hadron at 4900 Seminary Road, Suite 800, Alexandria, Virginia 22311, and shall be deemed given upon receipt.

     (c) Hadron shall not be required to issue fractions of Hadron Shares upon conversion of this note. If any fractional interest in a Hadron Share shall be deliverable upon the conversion of this note, Hadron shall make a cash payment therefor on the basis of the Conversion Price.

     (d) The price at which the outstanding principal amount of this note together with all accrued but unpaid interest thereon may be converted into Hadron Shares on a per share basis (the
"Conversion Price") shall be $0.60 per share.

3. Hadron may at any time prepay this note, in full or in part, and all payments hereunder, whether designated as payments of principal or interest, shall be applied first to the payment of accrued interest and the balance to principal. Interest shall immediately cease on any principal amount so prepaid.

4. Upon payment of principal under this note, Payee shall be entitled to receive and Hadron shall execute, issue and deliver to Payee promptly after such payment a warrant ("Warrant"), which shall be in proper form for issuance and transfer, registered in the name of Payee, and issued in respect to the number of Hadron Shares determined as hereinafter provided. Such Warrant:

     (a) shall be exercisable:

          i) through June 20, 2001, if the payment of principal giving rise thereto is paid either prior to or on the Maturity Date, or

          ii) through the end of the last day in the period which begins on June 21, 2001 and which extends the same number of days which pass from the Maturity Date through the day on which the principal giving rise thereto is paid;

     (b) shall entitle Payee to purchase, in accordance with the terms thereof, that number of Hadron Shares equal to the quotient of the principal paid giving rise to the warrant divided by the Conversion Price;

     (c) may be exercised in full or in part during its term at the price per Hadron Share equal to the Conversion Price; and

     (d) shall otherwise be in form and substance satisfactory to Hadron and Payee.

5. Payee agrees and acknowledges that the Hadron Shares issuable upon conversion of this note, the Warrant and the Hadron Shares issuable upon exercise of the Warrant are and shall be restricted securities. Except for transfers, sales or other dispositions pursuant to an effective registration statement under the Securities Act of 1933 and any applicable state securities laws (the "Acts"), such securities may not be transferred, sold or otherwise disposed of by Payee or any other holder hereof or thereof unless prior to transferring, selling or otherwise disposing of any of such securities, Payee or such holder delivers to Hadron prior to the disposition an opinion of counsel, reasonably acceptable to Hadron, to the effect that registration is not required under the Acts. If, in the opinion of such counsel, such transfer, sale or other disposition may be effected without such registration, the securities may thereafter be transferred, sold or otherwise disposed of, and Hadron shall do all things necessary to facilitate such transfer, sale or other disposition, including the prompt transfer of such securities on the books of Hadron and the issuance of certificates representing such securities, free of any restrictive legends or stop transfer instructions unless otherwise required by such opinion, all in accordance with such notice and opinion.

6. It is expressly agreed that time is of the essence of this note, and if default shall be made in the payment of principal or interest hereunder, as the same shall become due and payable; or should Hadron institute proceedings to be adjudicated a bankrupt or insolvent, or consent to the institution of any such proceedings against it or fail to cause the dismissal or stay of any such proceedings within thirty (30) days after commencement, or consent to any filing of any petition or the appointment of a receiver of Hadron's property; or should Payee conclude that the prospect of payment of this note is impaired for any reason; then in any such event, Payee may, at his option, declare the entire principal of this note together with all accrued but unpaid interest thereon immediately due and payable whereupon this note shall become due and payable in full, both as to principal and interest, and failure to exercise said option shall not constitute a waiver on the part of Payee of the right to exercise said option at any other time.

7. All past due principal and interest on this note shall bear interest from the due date thereof until paid at the lesser of:

     (a) fifteen percent (15%) per annum, or
     (b) the highest rate permitted by law.

8. If this note is not paid at maturity, however such maturity is brought about, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through probate, bankruptcy or other judicial proceedings, then Hadron agrees and promises to pay all expenses incurred by Payee, including, without limitation, court costs and attorneys' fees.

9. Hadron, and any and all co-makers, guarantors, sureties and endorsers of this note, expressly and severally waive all notices, demands for payment, presentation for payment, protests and notices of intention to accelerate with regard to each, every and all installments or other payments hereof and hereunder.

10. Hadron (a) acknowledges and agrees at all times to reserve and keep available from its authorized Hadron Common Stock, solely for issuance and delivery upon conversion of this note or exercise of the Warrant, a sufficient number of Hadron Shares to permit the full conversion of this note and the full exercise of the Warrant, and (b) agrees to take such corporate action and obtain all authorizations and approvals as may be necessary in order that Hadron may validly and legally issue to Payee upon conversion of this note, and upon the exercise of any and all Warrants, fully paid and non-assessable Hadron Shares at the prices determined in accordance with this note.

11. This Note shall be subordinate and junior in right of payment in all respects to amounts outstanding under the Line of Credit Agreement entered into between Hadron and Century National
Bank on or about June 25, 1997.

EXECUTED this 20th day of June 1997.

HADRON, INC., a New York corporation


By:   /S/ C.W. GILLULY
     _____________________
     C.W. Gilluly, Ed.D.
     Chairman and
     Chief Executive Officer



                                                            EXHIBIT B



                         FORM OF WARRANT


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR A VALID EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS


                           HADRON, INC.

                 FORM OF STOCK PURCHASE WARRANT


1.   Grant.

     Hadron, Inc., a New York corporation (hereinafter "Company"), for value received hereby grants to _____________________________ or his or her assigns (hereinafter
"Holder") under the terms herein the right to purchase ____________________ (_________) fully paid and non-assessable shares of the Company's $.02 par value common stock. This Warrant is subject to the terms of the Convertible Promissory Note dated as of June 20, 1997 and issued in favor of Holder by the Company in the original principal amount of $24,000 (the "Note").

2.   Expiration.

     If this Warrant is issued to Holder as a consequence of the payment of principal either before or on the Note's maturity date, this warrant may be exercised through June 20, 2001, at the end of which period it shall expire. If this Warrant is issued to Holder as a consequence of the payment of principal after the Note's maturity date, this warrant may be exercised through the end of the last day in the period which begins on June 21, 2001 and which extends the same number of days which pass from the Note's maturity date through the day on which the principal giving rise to the Warrant is paid, at the end of which period it shall expire.

3.   Exercise Price.

     The per share exercise price of this Warrant shall be $0.60.

4.   Exercise of Shares for Exercise Price.

     The Holder at his or her option may remit the total exercise price (the "Total Exercise Price") under this Warrant (number of shares received on exercise times the per share exercise price) by reducing the number of shares for which the Warrant is otherwise exercisable by the number of shares having fair market value equal to the Total Exercise Price.

5.   Exercise.

     This Warrant may be exercised in whole or in part at any time until its expiration. If exercised in part, Hadron shall issue to Holder a new warrant (the "Substitute Warrant") on the same terms as set forth herein for the balance of the original 40,000 shares represented by this Warrant with respect to which the Holder has not then previously exercised this Warrant or any Substitute Warrant.

6.   Exercise Procedure.

     This Warrant may be exercised by presenting it and tendering the exercise price in legal tender or by bank cashier's or certified check at the principal office of the Company along with a written subscription substantially in the form of Exhibit A hereof. The date on which this Warrant is thus surrendered, accompanied by tender or payment as hereinbefore or hereinafter provided, is referred to herein as the Exercise Date. The Company shall forthwith at its expense (including the payment of issue taxes) issue and deliver the proper number of shares, and such shares shall be deemed issued for all purposes as of the opening of business on the Exercise Date notwithstanding any delay in the actual issuance thereof.

7.   Sale or Exchange of Company or Assets.

     If prior to issuance of stock under this Warrant, the Company sells or exchanges all or substantially all of its assets, or the shares of common stock of the Company are sold or exchanged to any party other than the Holder, then the Holder at his or her option may receive, in lieu of the stock otherwise issuable hereunder, such money or property as he would have been entitled to receive if this Warrant had been exercised prior to such sale or exchange.

8.   Sale of Warrant or Shares.

     Neither this Warrant nor the shares of common stock issuable upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. Neither this Warrant nor the shares of common stock issued upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of (i) an effective registration statement for this Warrant or the shares, as the case may be, under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or (ii) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required. The Company shall cause a certificate or certificates evidencing all or any of the shares of common stock issued upon exercise of this Warrant prior to said registration and qualification of such shares to bear the following legend: "The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. The shares may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel satisfactory to the Company that such registration or qualification is not required."

9.   Transfer.

     This Warrant shall be registered on the books of the Company which shall be kept at its principal office for that purpose, and shall be transferable in whole or in part but only on such books by the Holder in person or by duly authorized attorney with written notice substantially in the form of Exhibit B hereof, and only in compliance with the preceding paragraph. The Company may issue appropriate stop orders to its transfer agent to prevent a transfer in violation of the preceding paragraph.

10.  Replacement of Warrant.

     At the request of Holder and on production of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) if required by the Company, upon delivery of an indemnity agreement with surety in such reasonable amount as the Company may determine thereof, the Company at its expense will issue in lieu thereof a new Warrant of like tenor.

11.  Investment Covenant.

     The Holder by his or her acceptance hereof covenants that this Warrant is and any common stock issued hereunder will be acquired for investment purposes, and that the Holder will not distribute the same in violation of any state or federal law or regulation.

12.  Laws Governing.

     This Warrant shall be construed according to the laws of the Commonwealth of Virginia, without regard to its laws or regulations relating to conflicts of laws.

     IN WITNESS WHEREOF, Hadron, Inc. has caused this Warrant to be signed on its behalf, in its corporate name, by its Chief Executive Officer, and its corporate seal to be hereunto affixed and the said seal to be attested by its Secretary, as of this ______ day of ____________, 19___ .

                              HADRON, INC.
Attest:


____________________________       _____________________________
By:  S. Amber Gordon               By: C. W. Gilluly
       Secretary                   Chief Executive Officer


                                                            EXHIBIT A

IRREVOCABLE SUBSCRIPTION

To: Hadron, Inc.

Ladies and Gentlemen:

     The undersigned hereby elects to exercise his/her right under the attached Warrant by purchasing _________________ shares of the $.02 par value common stock Hadron, Inc., and hereby irrevocably subscribes to such issue. The certificates for such shares shall be issued in the name of:

_________________________________________________________________
(Name)

_________________________________________________________________
(Address)

_________________________________________________________________
(Taxpayer Number)

and delivered to:

_________________________________________________________________
(Name)

_________________________________________________________________
(Address)


The exercise price of $_____________ is enclosed.

Date:________________________________________

Signed:______________________________________



_________________________________________________________________
(Address)

_________________________________________________________________
(Signature)

                                                            EXHIBIT B

ASSIGNMENT

FOR VALUE
RECEIVED,_____________________________________________________

_________________________________________________________________
(Name)

_________________________________________________________________
(Address)

hereby sells, assigns and transfers the attached Warrant together with all right, title and interest therein, and does hereby irrevocably appoint ________________________________ attorney to transfer said Warrant on the books of Hadron, Inc., with full power of substitution in the premises.


Done this ____ day of ___________, 19___.


Signed:______________________________________